Exhibit 99.1

Focused on Organic Growth and Productivity April 2007

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in its annual report on form 10-k on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. Safe Harbor Language

Rockwood Presenters Seifi Ghasemi, Chairman & CEO Seifi Ghasemi has been Chairman and Chief Executive Officer of Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc. since November 2001. From 1997 to 2001 he was with GKN PLC, a $6.0 billion per year global industrial company. He served as a Director of the Main Board of GKN PLC and was Chairman and Chief Executive Officer of GKN Sinter Metals, Inc. and Hoeganes Corporation. Before that, for 18 years, Mr. Ghasemi was with the BOC Group PLC, a $7 billion per year global industrial gas company. He was a Director of the Main Board of the BOC Group PLC; President of BOC Americas and Chairman and Chief Executive Officer of BOC Process Plants, Ltd. and Cryostar. Mr. Ghasemi has a M.S. in mechanical engineering from Stanford University. Robert J. Zatta, Senior Vice President, CFO Bob Zatta has been Chief Financial Officer and Senior Vice President since April 2001. Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning. Prior to Campbell, worked for General Foods Corporation (Philip Morris/Kraft) and Thomas J. Lipton, Inc. Mr. Zatta has a B.S. in business administration from Merrimack College and an M.B.A. from Fairleigh Dickinson University. Timothy McKenna, Vice President Investor Relations & Communications Joined Rockwood Holdings, Inc., as vice president—investor relations and communications, in April 2006, reporting to Seifi Ghasemi, chairman and CEO. Before joining Rockwood, he was senior vice president, investor relations, communications and government relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago. Before that he spent 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals. He holds a B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University.

Rockwood Today $3 billion net sales high-margin specialty chemicals and advanced materials company Adjusted EBITDA margin of 18%+ Target EPS growth of 15%+ per year Global market and technology leader Optimized portfolio with significant growth potential Strong cash flow generation from diversified global operations Limited exposure to raw material and energy price volatility Management team owns 6% of the company

Rockwood – Business Sectors 2006 Financials: Continuing Operations Only ($ in millions) Net Sales: $2,975 Adjusted EBITDA: 553 % Margin: 18.6% Advanced Materials Pigments & Additives Specialty Chemicals Electronics Net Sales: $918 Adj. EBITDA: 207 % Margin: 22.5% Net Sales: $1,207 Adj. EBITDA: 223 % Margin: 18.4% Net Sales: $641 Adj. EBITDA: 137 % Margin: 21.3% Net Sales: $209 Adj. EBITDA: 37 % Margin: 17.5% Note: Adjusted EBITDA of $553 million includes $49 million of corporate costs. Note: Adjusted Performance Additives TiO Pigments $441 89 20.1% $766 134 17.5% Advanced Ceramics Specialty Compounds $251 32 12.6% $390 105 26.9% Net Sales: Adj. EBITDA : % Margin:

Specialty Chemicals Brine Evaporating Ponds in Chile Pharmaceutical Batteries Products & Services for Metal Processing 34% (1) (1) Represents percentage of total Adjusted EBITDA before corporate costs.

Pigments & Additives TiO 2 Specialties/Nano Particles TiO 2 Pigments Pigments Timber Treatment Clay - Based Additives 37% (1) (1) Represents percentage of total Adjusted EBITDA before corporate costs.

Advanced Materials Piezo Applications Electronic Applications Medical Cutting Tools 23% (1) (1) Represents percentage of total Adjusted EBITDA before corporate costs.

The Rockwood History – Transformation Through Growth $500 $850 $1,200 $1,550 $1,900 $2,250 $2,600 $2,950 $3,300 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 December 31, 2006 ($ in millions) 2000 - Formation of Rockwood - Strong product and technology platform - Corporate orphan with untapped growth potential 2001 - Impacted by economic downturn - Hires Seifi Ghasemi and Bob Zatta 2002 - New strategic initiatives - Culture change - Set up metrics - Productivity, cost reduction, accountability and capital discipline 2003 - Positive impact from strategic initiatives - Elimination of bureaucracy - Focus shifts to growth 2004 - Acquires Dynamit Nobel - Seamless integration of the two businesses 2005 - IPO – all primary - Delevers balance sheet - Continued focus on cash flow generation - Organic and bolt - on acquisition - driven growth 2006 – Present - Reduces portfolio complexity - Further delever balance sheet - Strategic alliances and cash - accretive acquisitions Rockwood Today NetSales (1) : $3.0 billion Market Cap (2) : $2.0 billion We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. (1) Continuing operations only. (2) As of March 9, 2007. Net Sales

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by End Market Total : $3.0 billion Life Sciences 7% Metal Treatment & General Industrial 14% Construction 16% Chemicals & Plastics 13% Electronics & Telecommunication 15% Automotive 16% Specialty Coatings 3% Consumer Products 5% Paper 3% Environmental 2% Others 6%

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by Geography Total: $3.0 billion Europe 49% North America 34% Other 17%

Attractive Customer Profile - Top 10 customers < 10% of 2006 net sales - Largest customer approximately 1.5% of 2006 net sales - Largest end market approximately 16% of 2006 net sales Favorable M a r k e t D y n a m i c s - Unique product positioning - Small portion of customers’ costs but critical to performance of their products - Customized to meet customers’ specific needs - Technical complexity and application know - how - Supplier change requires extensive trials, stringent quality assurance processes, regulatory and internal protocol compliance High Customer Switching Costs

RAW MATERIAL BUSINESS % OF 2006 NET SALES Limited Exposure to Raw Materials & Energy Prices Energy purchases account for less than 4% of 2006 Net Sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 9.7% of 2006 pro forma sales Raw Material Position Energy Exposure Titanium-bearing slag Titanium Dioxide Pigments 1.7% Copper Performance Additives 1.5% Zinc / Zinc Oxide Specialty Chemicals / Titanium Dioxide Pigments, Performance Additives 0.9% Monoethanolamine Performance Additives 0.9% Plasticizer Specialty Compounds 0.9% Iron Oxide Performance Additives 0.9% PVC Resin Specialty Compounds 0.8% Carbo Quat Performance Additives-Timber 0.8% Quaternary Amines Performance Additives-Clay Based Additives 0.7% AOM Specialty Compounds 0.7% Total 9.7%

Our Strategy Small corporate center Minimum layers of management Performance evaluated using world class, detailed operating metrics Short-term incentive plan based on Adjusted EBITDA Long-term, performance-based equity incentive plan for key employees On-site communication and motivation of all employees Collection of self-sufficient, highly focused and accountable business units with the following characteristics: Market leadership in each business Technology leadership in each business High margins Limited exposure to raw material price changes Adoption of a common culture throughout the Company Customer service Cash generation Commitment to excellence Management Philosophy Corporate Strategy

We Have Delivered on What We Promised to Investors During the IPO $622 $571 2005 2006 Demonstrated Sales and Adjusted EBITDA Growth Net Sales Adjusted EBITDA $3,121 $3,331 2005 2006 Pricing: 2.4% Volume / Mix: 3.7% Currency: 0.6% Growth: 8.2% Currency: 0.7% 6.7% 8.9% Note: Includes Groupe Novasep results.

We Have Delivered on What We Promised to Investors During the IPO (cont.) 5.3x 4.2x At IPO Current - Delevered the Balance Sheet Net Debt/ LTM Adjusted EBITDA - Over $700 million since Beginning of 2005 or 60% of cumulative Adjusted EBITDA - Generated Significant Free Cash Flow - Regular investor meetings - Extensive disclosure on each business - Transparency / Corporate Governance Note: Free cash flow is defined as EBITDA less CapEx less change in Wo rking Capital and is for the period 2005 - 2006. (1) Pro forma for sale of Groupe Novasep and use of related proceeds to reduce indebtedness. (1)

We Have Delivered on What We Promised to Investors During the IPO (cont.) - Sold Groupe Novasep - €425 Million (8.5x Adjusted EBITDA) $423 Million net proceeds - Exit business where we were not #1 or #2 - Mitigated customer concentration and commoditization risks - Re-deploy capital in core businesses - Executed Value-Enhancing, Cash Accretive Acquisitions/ Strategic Alliances - Optimized Portfolio Through Opportunistic and Selective Divestitures - Viance JV with Rohm & Haas - Stronger technology platform – new generation products - Mitigated copper price risk - Enhanced liquidity - Sud-Chemie/Johnson Matthey - Extended product breadth

Moving Forward - Focus on our core businesses, where we already have: - Global market position of #1 or #2 - Global technology leadership - Adjusted EBITDA margin of +20% - Limited exposure to raw material price fluctuation - Organic growth: +5% per year - Bolt-on acquisitions: +3% per year - Productivity improvement: +3% per year - Debt to Adjusted EBITDA of 3.5x - EPS growth of +15% per year We have established a reputation for profitable growth and successful and timely implementation of strategic goals. - Maintenance CapEx: ~3% of sales - Total CapEx: 6-7% of sales Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business

Compelling Organic Growth Platforms - #1 globally - Favorable industry and cost structure Competitive Position Growth Drivers Lithium Surface Treatment - Energy storage-high performance batteries - Lithium specialties in new, high potential pharma compounds - A leading global producer in a growing $2+ billion market - Expanding footprint in Asia Pacific region: $700+ million market growing at 15%+/year - - Mid-sized customer gains in general industrial market - Synthetic sulfides applications - Aerospace market: 2-3x GDP growth Specialty Chemicals

Compelling Organic Growth Platforms (Cont'd)

Pigments & Additives

	Growth Drivers	Competitive Position
TiO_2 Specialties	▸ Anatase TiO_2 for Asian synthetic fiber producers ▸ Nano-applications	▸ A leading global producer
Color Pigments	▸ Iron oxide pigments for decorative stone ▸ Solaplex-environmentally friendly pigments for highway paints	▸ #3 globally ▸ #1 in North America construction
Wood Treatment	▸ Next-generation organic timber preservatives ▸ Geographic expansion in Asia, Latin America and Eastern Europe	▸ #3 globally ▸ Viance JV with Rohm & Haas ▸ Estimated market size: $1.4 billion
Clay-Based Additives	▸ Rheological additives for water-based coatings ▸ Nanoclays to enhance composite properties in plastic and rubber compounds	▸ A leading global producer







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Compelling Organic Growth Platforms (Cont’d) - #1 globally in ceramic hip joint prostheses systems - #1 in Europe in cutting tools Competitive Position Growth Drivers Ceramics - Sole producer of advanced ceramic ball and cup hip joints - Ceramic components for articificial knee joints in test for Europe - High - performance ceramic substrates for electronics - Piezo-electronics and specialized components for high-end automotive applications Advanced Materials

Financial Overview

Attractive Financial Characteristics - High margin product portfolio - Excellent prospects for organic growth - Disciplined investment strategy - Strong cash flow generation from diversified global operations - Solid balance sheet with limited legacy liabilities - Well - invested modern infrastructure in place

Rockwood Growth History $2,975 $2,742 $2,574 $2125 $1874 2002 PF 2003 PF 2004 PF 2005 2006 Net Sales Adjusted EBITDA $370 $416 $479 $519 $553 2002 PF 2003 PF 2004 PF 2005 2006 Note: Reflects sale of Groupe Novasep. 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. Margin: 19.7% 19.6% 18.6% 18.9% 18.6% ($ in millions) CAGR : 12.2% CAGR : 10.6% - Continuing Operations Only Margin negatively impacted by higher corporate costs

Existing Portfolio Adjusted EBITDA Margin 17.5% 17.5% 20.1% 22.5% 26.9% 12.6% Advanced Ceramics Specialty Chemicals Performance Additives Electronics Specialty Compounds TiO 2 Pigments Businesses with Leading Market Position 2006 Financials: Continuing Operations Only 85% of Net Sales; 89% of Adjusted EBITDA (1) (1) Before corporate allocations. (1) Before corporate allocations

Disciplined Capital Deployment ($ in millions) Note: 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2003 based on the combined Dynamit Nobel FYE 12/31 and Rockwood FYE 12/31 results. All amounts include Groupe Novasep – except as noted. (1) Net of proceeds on sale of property, plant and equipment. (2) Continuing operations only – pro forma for the sale of Groupe Novasep. FY2002 FY2003 FY2004 FY2005 FY2006 PF FY2006 $148 $156 $212 $199 $203 $168 % of Net Sales 6.8% 6.4% 7.3% 6.4% 6.1% 5.6% Sustainable CapEx (3% of net sales) (1) (1)(2) $22 million for Ceramics Medical Facility

Q4 2006 Financial Performance 16.3% 34.4% 35.4% 25.2% (7.3%) 2.3% (11.0%) Specialty Chemicals Performance Additives Titanium Dioxide Pigments Advanced Ceramics Specialty Compounds Electronics Total Continued strong overall volume growth and favorable pricing environment - Strong performance in Specialty Chemicals, Advanced Ceramics and Electronics - High copper costs represent the greatest negative cost impact adversely impacting Performance Additives - Outlook has considerably improved as copper prices have continuously declined since July 2006 - Continued improvement in productivity and cost control helps achieve 19% Adjusted EBITDA margin - Leverage ratio improved to 4.58x or 4.22x pro forma for sale of Groupe Novasep 11.6% 16.3% 16.5% 20.1% (0.2%) 0.5% 11.3% Specialty Chemicals Performance Additives Titanium Dioxide Pigments Advanced Ceramics Specialty Compounds Electronics Total Q4 2006 Net Sales Growth Q4 2006 Adjusted EBITDA Growth - Continuing Operations Only (1) Includes $10.5M of corporate costs (1)

2006 Financial Performance

- Continuing Operations Only


2006 Net Sales Growth
9.1%
12.6%
2.5%
5.4%
5.7%
14.9%
8.5%
Specialty Chemicals
Performance Additives
Titanium Dioxide Pigments
Advanced Ceramics
Specialty Compounds
Electronics
Total


2006 Adjusted EBITDA Growth
18.6%
(9.6%)
2.2%
11.7%
7.5%
35.7%
6.6%
Specialty Chemicals
Performance Additives
Titanium Dioxide Pigments
Advanced Ceramics
Specialty Compounds
Electronics
Total(1)

Outstanding results across portfolio with volume growth, price increases, continued productivity improvement and cost control

- Specialty Chemicals: *Surface Treatment* – Higher selling price and growth in all markets
- Specialty Chemicals: *Fine Chemicals* – Strong pricing in lithium salts and higher volume to pharma applications
- Performance Additives: Strong volume in Clay-Based Additives and Water Treatment; price increases in Color Pigments and Clay-Based Additives
  - Adjusted EBITDA adversely impacted by high copper prices in Timber Treatment
- Titanium Dioxide Pigments: Favorable product mix in TiO_2 products; strong price and volume growth in Functional Additives
- Advanced Ceramics: Strong sales in Electronics and Mechanical applications

(1) Includes $49M of corporate costs





ROCKWOOD HOLDINGS, INC.

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Consolidated Yr 2006 Fourth Quarter and Full Year Summary (a) Including Groupe Novasep results. (b) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (c) For the fourth quarter, Yr 2006 based on share count of 75,161; Yr 2005 based on share count of 73,779. For full year, Yr 2006 based on share count of 75,044; Yr 2005 based on share count of 60,002. (d) Excluding the impact of foreign exchange. See Appendices. 4th Quarter Full Year FX Adj. FX Adj. ($M) Yr 2006 Yr 2005 Change Change (d) Yr 2006 Yr 2005 Change Change (d) Net Sales (a) 835.5 $ 762.4 $ 9.6% 4.0% 3,330.9 $ 3,121.2 $ 6.7% 6.2% Adjusted EBITDA (a) (b) 159.0 137.2 15.9% 9.2% 621.5 570.9 8.9% 8.2% Net Income 4.5 (17.8) NA NA 103.0 95.8 NA NA EPS (Diluted) (c) 0.06 (0.24) NA NA 1.37 1.52 NA NA

Consolidated Results by Segment – Fourth Quarter (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Specialty Chemicals 232.7 $ 199.7 $ 16.5% 10.9% 55.5 $ 41.0 $ 35.4% 29.0% Performance Additives 178.6 160.4 11.3% 9.0% 26.7 30.0 (11.0%) (13.0%) Titanium Dioxide Pigments 110.7 110.2 0.5% (7.4%) 22.6 22.1 2.3% (5.9%) Advanced Ceramics 103.3 86.0 20.1% 11.5% 29.8 23.8 25.2% 15.5% Specialty Compounds 59.6 59.7 (0.2%) (3.5%) 7.6 8.2 (7.3%) (9.8%) Electronics 54.9 47.2 16.3% 11.2% 8.6 6.4 34.4% 29.7% (10.5) (10.9) 3.7% 4.6% Total Continuing Operations 739.8 $ 663.2 $ 11.6% 6.2% 140.3 $ 120.6 $ 16.3% 10.0% Groupe Novasep 95.7 99.2 (3.5%) (11.0%) 18.7 16.6 12.7% 3.6% Total Rockwood 835.5 $ 762.4 $ 9.6% 4.0% 159.0 $ 137.2 $ 15.9% 9.2% Adj. EBITDA Margin 19.0% 18.0% 1 ppt Corporate

Consolidated Results by Segment – Year-to-Date (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) FY 2006 FY 2005 % Change FX Adj % Change (b) FY 2006 FY 2005 % Change FX Adj % Change (c) Specialty Chemicals 918.3 $ 842.0 $ 9.1% 8.8% 206.6 $ 174.2 $ 18.6% 18.3% Performance Additives 766.3 680.7 12.6% 12.3% 134.1 148.3 (9.6%) (9.6%) Titanium Dioxide Pigments 441.1 430.5 2.5% 1.7% 88.5 86.6 2.2% 1.2% Advanced Ceramics 389.6 369.6 5.4% 4.4% 104.8 93.8 11.7% 10.2% Specialty Compounds 251.0 237.5 5.7% 4.8% 31.7 29.5 7.5% 6.4% Electronics 208.9 181.8 14.9% 14.2% 36.5 26.9 35.7% 35.3% (49.0) (40.3) (21.6%) (21.6%) Total Continuing Operations 2,975.2 $ 2,742.1 $ 8.5% 8.0% 553.2 $ 519.0 $ 6.6% 5.9% Groupe Novasep 355.7 379.1 (6.2%) (6.8%) 68.3 51.9 31.6% 30.6% Total Rockwood 3,330.9 $ 3,121.2 $ 6.7% 6.2% 621.5 $ 570.9 $ 8.9% 8.2% Adj. EBITDA Margin 18.7% 18.3% 0.4 ppt Corporate

Novasep Divestiture – Full Year Income Statement Consolidated Groupe Novasep Continuing Operations Net sales 3,330.9 $ 355.7 $ 2,975.2 $ Cost of products sold 2,311.2 266.0 2,045.2 Gross profit 1,019.7 89.7 930.0 Selling, general and admin 638.9 54.3 584.6 Impairment charges 2.2 - 2.2 Restructuring charges, net 5.2 - 5.2 Other, net (0.4) (0.2) (0.2) Operating income 373.8 35.6 338.2 Interest expense, net (199.8) (4.1) (195.7) Foreign exchange gain (loss), net 9.3 0.7 8.6 Novasep divestment professional fees (4.8) (4.8) - Loss on sale of business (11.5) (11.5) - Other, net 1.7 (0.1) 1.8 Income (loss) before taxes 168.7 15.8 152.9 Income tax provision 60.5 (12.1) 72.6 Net income before minority interest 108.2 27.9 80.3 Minority interest (5.2) (5.2) - Net income (loss) 103.0 $ 22.7 $ 80.3 $

Novasep Divestiture – Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Consolidated Groupe Novasep Continuing Operations Net income (loss) 103.0 $ 22.7 $ 80.3 $ Minority Interest 5.2 5.2 - Income tax provision 60.5 (12.1) 72.6 Income (loss) before taxes 168.7 15.8 152.9 Interest expense, net 199.8 4.1 195.7 Depreciation and amortization 223.8 32.8 191.0 Impairment charges 2.2 - 2.2 Restructuring and related charges 5.6 - 5.6 CCA litigation defense costs 0.8 - 0.8 Systems/organization establishment expenses 10.7 - 10.7 Cancelled acquisition and disposal costs 2.5 - 2.5 Inventory write-up reversal 1.1 - 1.1 Loss on sale of business 11.5 11.5 - Fees/expenses related to sale of Groupe Novasep 4.8 4.8 - Gains related to asset sales - 0.2 (0.2) Foreign exchange (gain) loss (9.3) (0.7) (8.6) Other (0.7) (0.2) (0.5) Adjusted EBITDA 621.5 $ 68.3 $ 553.2 $

Consolidated Income Statement - Reported MTM of Euro denominated Debt. Gain in ’06 caused by weaker Euro vs. GBP Cost associated with debt redemption during IPO in ‘05 Groupe Novasep ($M) Full Year Yr 2006 Yr 2005 Net Sales 2,975.2 $ 2,742.1 $ Gross Margin 930.0 865.1 31% 32% Operating Income 338.2 321.0 11% 12% Interest Expense - DFC and Cash (188.5) (186.9) Interest Expense - MTM of Swaps (7.2) (22.4) Foreign Exchange Gain 8.6 114.5 Loss on Early Extinguishment of Debt 0.0 (26.6) Other 1.8 1.6 Income Before Tax 152.9 $ 201.2 $ Tax Provision 72.6 64.2 Net Income - Continuing Operations 80.3 $ 137.0 $ Net Income - Disc ontinuing Operations 27.9 (44.2) Minority Interest (5.2) 3.0 Net Income 103.0 $ 95.8 $ MTM of interest rate swaps. Gain in both ’05 and ’06 caused by FX and interest rate movements Operating Income % Gross Margin %

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) 2006 2005 2004 Net income (loss) 103.0 $ 95.8 $ (216.1) $ (Income) loss from discontinued operations, net of tax (27.9) 44.2 1.9 Minority interest from discontinued operations 5.2 (3.0) - Net income (loss) from continuing operations 80.3 137.0 (214.2) Income tax provision 72.6 64.2 27.1 Income (loss) before taxes 152.9 201.2 (187.1) Interest expense, net 195.7 209.3 161.1 Depreciation and amortization 191.0 170.6 106.6 Impairment charges 2.2 0.4 11.0 Restructuring and related charges 5.6 15.9 1.1 CCA litigation defense costs 0.8 1.2 - Systems/organization establishment expenses 10.7 3.9 4.8 Cancelled acquisition and disposal costs 2.5 1.2 0.5 Cost incurred related to debt modifications - 1.0 2.0 Stamp duty tax - - 4.0 Inventory write-up reversal 1.1 - 53.8 Management services agreement termination fee - 10.0 - Loss on early extinguishment of debt - 26.6 - Write-off of deferred debt issuance costs - - 25.1 Gains related to asset sales (0.2) (4.4) - Foreign exchange (gain) loss (8.6) (114.5) 126.2 Other (0.5) (3.4) 2.7 Adjusted EBITDA from continuing operations 553.2 519.0 311.8 Discontinued operations 68.3 51.9 20.6 Total Adjusted EBITDA 621.5 $ 570.9 $ 332.4 $ Year ended December 31, The number and magnitude of the adjustments have been gradually reduced Groupe Novasep

Consolidated Depreciation and Amortization 1. $0.10 change in Euro/$US exchange rates translate to approximate ly $3.3M of impact on total depreciation and amortization each quarter. ($M) Yr 2006 Qtr 1 Yr 2006 Qtr 2 Yr 2006 Qtr 3 Yr 2006 Qtr 4 Yr 2006 Full Year Depreciation 1 39.1 40.9 39.9 42.1 162.0 Amortization 1 13.0 16.1 16.0 16.7 61.8 Total Depreciation and Amortization 52.1 57.0 55.9 58.8 223.8 - Yr 2007 Full Year Depreciation and Amortization estimate: $215M  Reduced by Groupe Novasep divestiture  Increase due to FX (assume $US/Euro = $1.30), acquisitions and impact of capital expenditure in previous years

Consolidated Yr 2006 Interest Expense 1. Non - cash impact of mark - to - market valuation of interest rate hedge instruments. Changes pr imarily driven by variation in short - term interest rates. 2. $0.10 change in Euro/$US exchange rates translate to approximate ly $1.8M of impact each quarter. ($M) Yr 2006 Qtr 1 Yr 2006 Qtr 2 Yr 2006 Qtr 3 Yr 2006 Qtr 4 Yr 2006 Full Year MTM of Swaps (non-cash) 1 (10.9) (4.6) 9.1 (0.8) (7.2) Deferred Financing Cost (non-cash) 2 2.3 2.4 2.5 2.5 9.7 Cash Interest on Existing Debt 2,3 47.7 50.0 49.2 50.4 197.3 39.1 47.8 60.8 52.1 199.8 - Yr 2007 Full Year Interest Expense estimate: $185M  $10M of Deferred Financing Cost  $175M of Cash Interest, assuming no incremental debt paydown ($US/Euro = $1.30) Total Interest Expense

Consolidated Quarterly Tax Provision ($M) Sept YTD Quarter 4 Full Year Total Pre-Tax Income (Incl. Disc. Op.) 133.8 34.9 168.7 Ordinary Effective Tax Rate 40% 39% 40% Ordinary Tax Provision 53.7 13.6 67.3 Valuation Allowance 2.6 6.5 9.1 Foreign Reserve Revaluation 2.4 2.4 Non-deductible Novasep Divestiture Fees 1.9 1.9 Sale of Rohner Tax Benefit (21.8) (21.8) Tax Correction From PY 1.6 1.6 Total Reported Tax Provision 34.5 26.0 60.5 Total Reported Effective Tax Rate 26% 74% 36% Total Cash Tax 31.2 Cash Tax Rate 18%

Consolidated Earnings Per Share Net Income ($M) Diluted EPS 6 Qtr 4 Reported Net Income/EPS $4.5 $0.06 Non-Recurring Items Restructuring 1 1.1 0.01 Impairment Charges 2 1.4 0.02 Asset Disposal Costs 3 0.7 0.01 System Organization/Establishment Expenses 2.1 0.03 Other Miscellaneous One- Time Charges 4 1.2 0.02 Novasep Related Items 5 8.1 0.11 Qtr 4 Adjusted Net Income/EPS 19.2 0.26 September YTD Adjusted Net Income/EPS 86.2 1.14 FY Adjusted Net Income/EPS $105.4 $1.40 1. Costs associated with restructuring efforts in Specialty Chemicals, Advanced Ceramics and Performance Additives. 2. Charge associated with the Rubber Chemicals business in Fine Chemicals. 3. Fees associated with disposal of Wafer Reclaim business. 4. Includes inventory write-up reversal, FX gain/loss, MTM of Swaps, prior year tax correction, and others. 5. Includes professional fees for Novasep divestiture and Rohner Guarantee settlement 6. Based on 75,161 diluted shares based on the Treasury Stock Method.

Consolidated Net Debt (a) A reconciliation of Net Income before taxes to Adjusted EBITDA i s provided. See Appendices. (b) Includes $45.6M of debt and $11.8M of cash associated with Groupe Novasep . (c) Covenant ratio calculated under senior credit agreement for Rock wood Specialties Group, Inc is 4.51x. ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage B/S FX 1.36 1.18 1.32 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ Cash 111.3 0.21 x 102.2 0.18 x 39.5 0.06 x Revolver - 30.0 0.05 x 37.0 0.06 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,734.0 2.79 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 144.9 0.23 x 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,876.4 $ 3.01 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.44 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 695.0 1.12 x 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,844.8 $ 4.58 x (b) (c) Pro forma excl. Groupe Novasep $ 2,333.0 4.22x Net Debt Net Sr. Debt

Consolidated Net Debt/LTM Adjusted EBITDA Pro Forma for the Groupe Novasep Divestiture 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06

Consolidated Free Cash Flow ($M) Yr 2006 YTD Adjusted EBITDA 621.5 $ WC Change (a) (66.8) Cash Taxes (b) (31.2) Cash Interest (c) (197.3) Cash From Operating Activities (d) 326.2 CAPEX (e) (203.1) Free Cash Flow 123.1 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable, and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) See p. 28 of this presentation. (d) The reported operating cash flow includes $23.6M of non-recurring costs. (e) CAPEX net of proceeds on sale of property, plant and equipment.

Summary

Rockwood Today $3 billion net sales high-margin specialty chemicals and advanced materials company Adjusted EBITDA margin of 18%+ Target EPS growth of 15%+ per year Global market and technology leader Optimized portfolio with significant growth potential Strong cash flow generation from diversified global operations Limited exposure to raw material and energy price volatility Management team owns 6% of the company

Moving Forward - Focus on our core businesses, where we already have: - Global market position of #1 or #2 - Global technology leadership - Adjusted EBITDA margin of +20% - Limited exposure to raw material price fluctuation - Organic growth: +5% per year - Bolt - on acquisitions: +3% per year - Productivity improvement: +3% per year - Debt to Adjusted EBITDA of 3.5x - EPS growth of +15% per year We have established a reputation for profitable growth and successful and timely implementation of strategic goals. - Maintenance CapEx: ~3% of sales - Total CapEx: 6 - 7% of sales Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business

Focused on Organic Growth and Productivity

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) 2006 2005 2004 Net income (loss) 103.0 $ 95.8 $ (216.1) $ (Income) loss from discontinued operations, net of tax (27.9) 44.2 1.9 Minority interest from discontinued operations 5.2 (3.0) - Net income (loss) from continuing operations 80.3 137.0 (214.2) Income tax provision 72.6 64.2 27.1 Income (loss) before taxes 152.9 201.2 (187.1) Interest expense, net 195.7 209.3 161.1 Depreciation and amortization 191.0 170.6 106.6 Impairment charges 2.2 0.4 11.0 Restructuring and related charges 5.6 15.9 1.1 CCA litigation defense costs 0.8 1.2 - Systems/organization establishment expenses 10.7 3.9 4.8 Cancelled acquisition and disposal costs 2.5 1.2 0.5 Cost incurred related to debt modifications - 1.0 2.0 Stamp duty tax - - 4.0 Inventory write-up reversal 1.1 - 53.8 Management services agreement termination fee - 10.0 - Loss on early extinguishment of debt - 26.6 - Write-off of deferred debt issuance costs - - 25.1 Gains related to asset sales (0.2) (4.4) - Foreign exchange (gain) loss (8.6) (114.5) 126.2 Other (0.5) (3.4) 2.7 Adjusted EBITDA from continuing operations 553.2 519.0 311.8 Discontinued operations 68.3 51.9 20.6 Total Adjusted EBITDA 621.5 $ 570.9 $ 332.4 $ Year ended December 31,

Reconciliation of Net Income to Adjusted EBITDA – Discontinued Operations ($ in millions) 2006 2005 2004 Net income (loss) 22.7 $ (41.2) $ (1.9) $ Income tax (benefit) provision (12.1) 7.6 5.2 Minority interest 5.2 (3.0) - Income (loss) before taxes and minority interest 15.8 (36.6) 3.3 Interest expense, net 4.1 6.3 1.0 Depreciation and amortization 32.8 35.8 8.6 Impairment charges - 44.7 - Restructuring and related charges - (1.5) - Systems/organization establishment expenses - 0.2 - Inventory write-up reversal - 3.1 7.3 Loss on sale of business 11.5 - - Losses related to asset sales 0.2 - 0.8 Fees/expenses related to sale of Groupe Novasep 4.8 - - Foreign exchange (gain) loss (0.7) (0.1) 0.2 Other (0.2) - (0.6) Adjusted EBITDA from discontinued operations 68.3 51.9 20.6 Year ended December 31,

Q4 Reconciliation of Pre-Tax Income to Adjusted EDITDA by Segment

($ in millions)

Three months ended December 31, 2006	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Discontinued Operations	Corporate	Consolidated
Income (loss) before taxes	**$ 28.3**	**$ 12.9**	**$ 4.8**	**$ 11.1**	**$ 1.9**	**$ 2.2**	**$ -**	**$ (31.1)**	**$ 30.1**
Interest expense, net	12.6	1.9	7.3	8.2	2.4	0.5	-	18.3	51.2
Depreciation and amortization	12.7	10.4	10.4	8.4	2.5	4.6	-	1.1	50.1
Impairment charges	2.2	-	-	-	-	-	-	-	2.2
Restructuring and related charges	0.9	0.1	-	0.5	-	-	-	0.2	1.7
Systems/organization establishment expenses	0.2	0.3	-	0.6	0.6	-	-	1.7	3.4
Cancelled acquisition and disposal costs	-	0.1	-	-	-	1.0	-	0.1	1.2
Inventory write-up reversal	-	-	-	-	0.2	-	-	-	0.2
Losses (gains) related to asset sales	-	0.4	0.1	0.1	-	0.1	-	(0.5)	0.2
Foreign exchange loss (gain), net	-	-	-	-	-	0.2	-	(1.8)	(1.6)
Other	(1.4)	0.6	-	0.9	-	-	-	1.5	1.6
Adjusted EBITDA from continuing operations	55.5	26.7	22.6	29.8	7.6	8.6	-	(10.5)	140.3
Discontinued operations	-	-	-	-	-	-	18.7	-	18.7
Total Adjusted EBITDA	**$ 55.5**	**$ 26.7**	**$ 22.6**	**$ 29.8**	**$ 7.6**	**$ 8.6**	**$ 18.7**	**$ (10.5)**	**$ 159.0**
Three months ended December 31, 2005									
Income (loss) before taxes	**$ 20.4**	**$ 19.6**	**$ 7.3**	**$ 13.4**	**$ 5.1**	**$ 0.8**	**$ -**	**$ (27.9)**	**$ 38.7**
Interest expense, net	9.2	-	6.7	3.7	(0.8)	1.3	-	15.1	35.2
Depreciation and amortization	10.9	8.6	8.7	7.6	4.0	2.8	-	0.4	43.0
Impairment charges	-	0.4	-	-	-	-	-	-	0.4
Restructuring and related charges	2.6	1.6	-	2.0	(0.1)	0.9	-	(0.1)	6.9
CCA litigation defense costs	-	(0.2)	-	-	-	-	-	-	(0.2)
Systems/organization establishment expenses	(0.1)	-	-	0.1	-	-	-	0.6	0.6
Cancelled acquisition and disposal costs	-	-	-	-	-	0.1	-	0.5	0.6
Loss on early extinguishment of debt	-	-	-	-	-	-	-	1.0	1.0
(Gains) losses related to asset sales	(1.7)	0.2	-	(2.9)	-	-	-	-	(4.4)
Foreign exchange loss (gain), net	0.1	(0.2)	-	(0.1)	-	0.5	-	1.4	1.7
Other	(0.4)	-	(0.6)	-	-	-	-	(1.9)	(2.9)
Adjusted EBITDA from continuing operations	41.0	30.0	22.1	23.8	8.2	6.4	-	(10.9)	120.6
Discontinued operations	-	-	-	-	-	-	16.6	-	16.6
Total Adjusted EBITDA	**$ 41.0**	**$ 30.0**	**$ 22.1**	**$ 23.8**	**$ 8.2**	**$ 6.4**	**$ 16.6**	**$ (10.9)**	**$ 137.2**







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FY Reconciliation of Pre-Tax Income to Adjusted EDITDA by Segment

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Discontinued Operations	Corporate	Consolidated
Year Ended December 31, 2006									
Income (loss) before taxes	$ 110.1	$ 73.1	$ 23.1	$ 36.4	$ 12.5	$ 16.0	$ -	$ (118.3)	$ 152.9
Interest expense, net	44.7	13.2	28.8	31.5	9.4	1.4	-	66.7	195.7
Depreciation and amortization	47.5	42.5	38.2	33.1	8.7	16.9	-	4.1	191.0
Impairment charges	2.2	-	-	-	-	-	-	-	2.2
Restructuring and related charges	2.0	1.2	-	1.1	-	1.1	-	0.2	5.6
CCA litigation defense costs	-	0.8	-	-	-	-	-	-	0.8
Systems/organization establishment expenses	0.1	1.3	-	1.3	0.9	-	-	7.1	10.7
Cancelled acquisition and disposal costs	1.0	0.1	-	-	-	1.0	-	0.4	2.5
Inventory write-up reversal	-	0.8	-	0.1	0.2	-	-	-	1.1
Losses (gains) related to asset sales	0.3	0.4	0.1	0.1	-	0.1	-	(1.2)	(0.2)
Foreign exchange loss (gain)	0.4	0.1	-	-	-	-	-	(9.1)	(8.6)
Other	(1.7)	0.6	(1.7)	1.2	-	-	-	1.1	(0.5)
Adjusted EBITDA from continuing operations	206.6	134.1	88.5	104.8	31.7	36.5	-	(49.0)	553.2
Discontinued operations	-	-	-	-	-	-	68.3	-	68.3
Total Adjusted EBITDA	$ 206.6	$ 134.1	$ 88.5	$ 104.8	$ 31.7	$ 36.5	$ 68.3	$ (49.0)	$ 621.5
Year Ended December 31, 2005									
Income (loss) before taxes	$ 89.4	$ 85.9	$ 20.2	$ 34.1	$ 22.3	$ 5.2	$ -	$ (55.9)	$ 201.2
Interest expense, net	36.2	20.6	30.8	30.1	(1.6)	5.3	-	87.9	209.3
Depreciation and amortization	44.7	33.2	36.2	29.8	8.3	15.3	-	3.1	170.6
Impairment charges	-	0.4	-	-	-	-	-	-	0.4
Restructuring and related charges	4.2	6.3	-	2.6	(0.1)	3.0	-	(0.1)	15.9
CCA litigation defense costs	-	1.1	-	-	-	-	-	0.1	1.2
Systems/organization establishment expenses	(0.1)	0.3	-	0.1	-	-	-	3.6	3.9
Cancelled acquisition and disposal costs	-	0.2	-	-	-	0.1	-	0.9	1.2
Cost incurred related to debt modifications	-	-	-	-	-	-	-	1.0	1.0
Management services agreement termination fee	-	-	-	-	-	-	-	10.0	10.0
Loss on early extinguishment of debt	-	1.1	-	-	0.6	0.3	-	24.6	26.6
(Gains) losses related to asset sales	(1.7)	0.2	-	(2.9)	-	-	-	-	(4.4)
Foreign exchange loss (gain)	1.9	(1.0)	-	-	-	(2.3)	-	(113.1)	(114.5)
Other	(0.4)	-	(0.6)	-	-	-	-	(2.4)	(3.4)
Adjusted EBITDA from continuing operations	174.2	148.3	86.6	93.8	29.5	26.9	-	(40.3)	519.0
Discontinued operations	-	-	-	-	-	-	51.9	-	51.9
Total Adjusted EBITDA	$ 174.2	$ 148.3	$ 86.6	$ 93.8	$ 29.5	$ 26.9	$ 51.9	$ (40.3)	$ 570.9







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Consolidated Reconciliation of Net Cash to Adjusted EBITDA ($ in millions) FY 2006 Net cash provided by operating activities 302.6 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 66.8 Current portion of income tax provision 31.2 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 197.3 Restructuring and related charges 5.6 CCA litigation defense costs 0.8 Systems/organization establishment expenses 10.7 Cancelled acquisition and disposal costs 2.5 Inventory write-up reversal 1.1 Novasep divestiture fees 4.8 Losses/(gain) related to asset saels (0.4) Impairment Charges 0.4 Bad debt provision (1.6) Other (0.3) Total Adjusted EBITDA 621.5 $

FX Impact on Results

($ in millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Net Sales:							
Specialty Chemicals	$ 232.7	$ 199.7	$ 33.0	16.5 %	$ 11.2	$ 21.8	10.9 %
Performance Additives	178.6	160.4	18.2	11.3	3.7	14.5	9.0
Titanium Dioxide Pigments	110.7	110.2	0.5	0.5	8.7	(8.2)	(7.4)
Advanced Ceramics	103.3	86.0	17.3	20.1	7.4	9.9	11.5
Specialty Compounds	59.6	59.7	(0.1)	(0.2)	2.0	(2.1)	(3.5)
Electronics	54.9	47.2	7.7	16.3	2.4	5.3	11.2
Total	$ 739.8	$ 663.2	$ 76.6	11.6 %	$ 35.4	$ 41.2	6.2 %

($ in millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Adjusted EBITDA:							
Specialty Chemicals	$ 55.5	$ 41.0	$ 14.5	35.4 %	$ 2.6	$ 11.9	29.0 %
Performance Additives	26.7	30.0	(3.3)	(11.0)	0.6	(3.9)	(13.0)
Titanium Dioxide Pigments	22.6	22.1	0.5	2.3	1.8	(1.3)	(5.9)
Advanced Ceramics	29.8	23.8	6.0	25.2	2.3	3.7	15.5
Specialty Compounds	7.6	8.2	(0.6)	(7.3)	0.2	(0.8)	(9.8)
Electronics	8.6	6.4	2.2	34.4	0.3	1.9	29.7
Corporate	(10.5)	(10.9)	0.4	3.7	(0.1)	0.5	4.6
Adjusted EBITDA from continuing operations	140.3	120.6	19.7	16.3	7.7	12.0	10.0
Discontinued operations	18.7	16.6	2.1	12.7	1.5	0.6	3.6
Total Adjusted EBITDA	$ 159.0	$ 137.2	$ 21.8	15.9 %	$ 9.2	$ 12.6	9.2 %







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Full Year – FX Impact on Results

($ in millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Net Sales:							
Specialty Chemicals	$ 918.3	$ 842.0	$ 76.3	9.1 %	$ 2.2	$ 74.1	8.8 %
Performance Additives	766.3	680.7	85.6	12.6	1.6	84.0	12.3
Titanium Dioxide Pigments	441.1	430.5	10.6	2.5	3.1	7.5	1.7
Advanced Ceramics	389.6	369.6	20.0	5.4	3.9	16.1	4.4
Specialty Compounds	251.0	237.5	13.5	5.7	2.2	11.3	4.8
Electronics	208.9	181.8	27.1	14.9	1.2	25.9	14.2
Total	$ 2,975.2	$ 2,742.1	$ 233.1	8.5 %	$ 14.2	$ 218.9	8.0 %

($ in millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Adjusted EBITDA:							
Specialty Chemicals	$ 206.6	$ 174.2	$ 32.4	18.6 %	$ 0.6	$ 31.8	18.3 %
Performance Additives	134.1	148.3	(14.2)	(9.6)	0.1	(14.3)	(9.6)
Titanium Dioxide Pigments	88.5	86.6	1.9	2.2	0.9	1.0	1.2
Advanced Ceramics	104.8	93.8	11.0	11.7	1.4	9.6	10.2
Specialty Compounds	31.7	29.5	2.2	7.5	0.3	1.9	6.4
Electronics	36.5	26.9	9.6	35.7	0.1	9.5	35.3
Corporate	(49.0)	(40.3)	(8.7)	(21.6)	-	(8.7)	(21.6)
Adjusted EBITDA from continuing operations	553.2	519.0	34.2	6.6	3.4	30.8	5.9
Discontinued operations	68.3	51.9	16.4	31.6	0.5	15.9	30.6
Total Adjusted EBITDA	$ 621.5	$ 570.9	$ 50.6	8.9 %	$ 3.9	$ 46.7	8.2 %





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